THE ADVISORS’ INNER CIRCLE FUND II

Champlain Mid Cap Fund

(the “Fund”)

Supplement dated January 17, 2023

to the

Summary Prospectus and Prospectus,

each dated May 1, 2022

This supplement provides new and additional information beyond that contained in the
Summary Prospectus and Prospectus and should be read in conjunction with the Summary
Prospectus and Prospectus.

Effective January 17, 2023, Advisor Class Shares and Institutional Class Shares of the Fund are available for purchase by new investors. Accordingly, all references to the contrary are hereby deleted from the Summary Prospectus and Prospectus.

Please retain this supplement for future reference.

CSC-SK-023-0100